UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 12, 2012 (December 11, 2012)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

300 Galleria Parkway

Atlanta, GA 30339

(Address of principal executive office)

Registrant’s telephone number, including area code (770) 563-7400

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Lien Credit Agreement

On December 11, 2012, we amended and restated our existing credit facility pursuant to the Fifth Amendment and Restatement Agreement to the Fourth Amended And Restated Credit Agreement dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, as further amended and restated on September 30, 2011 (the “Existing Credit Agreement”) among Travelport LLC, as borrower, Travelport Limited, as parent guarantor, Waltonville Limited, as intermediate parent guarantor, TDS Investor (Luxembourg) S.à.r.l., as TDS intermediate parent guarantor, UBS AG, Stamford Branch, as administrative agent and L/C issuer, UBS Loan Finance LLC, as swing line lender, and the other agents and other lenders party thereto , which amends and restates the Existing Credit Agreement in its entirety as set forth in the form of the Fifth Amended and Restated Credit Agreement attached as Exhibit A thereto (the Existing Credit Agreement as so amended and restated, the “First Lien Credit Agreement”).

The First Lien Credit Agreement, among other things, (i) adds additional guarantees and collateral from subsidiaries previously excluded from the collateral and guarantee requirements under the First Lien Credit Agreement, (ii) amends intercompany transaction restrictions and (iii) increases the interest rate payable to lenders by 25 basis points. In addition, upon an additional increase of 50 basis points in the interest rate payable to lenders under the First Lien Credit Agreement, the First Lien Credit Agreement (i) permits us to issue additional junior secured debt in an aggregate amount not to exceed the greater of (x) $866 million plus the amount of any interest added to the principal of the second lien notes in accordance with the terms of the Second Lien Indenture described below (less any amounts outstanding under (1) the Credit Agreement, dated May 8, 2012 (the “1.5 Lien Credit Agreement”) among Travelport LLC, as borrower, Travelport Limited, as intermediate parent guarantor, Waltonville Limited, as parent guarantor, TDS Investor (Luxembourg) S.à.r.l., as intermediate parent guarantor, Credit Suisse AG, as administrative agent and collateral agent, and the other lenders party, and (2) the Second Lien Indenture, dated November 30, 2011 (the “Second Lien Indenture”) among Travelport LLC, as issuer, Travelport Limited, as parent guarantor, Waltonville Limited, as intermediate parent guarantor, TDS Investor (Luxembourg) S.à.r.l., as intermediate parent guarantor, and Wells Fargo Bank, National Association, as trustee and collateral agent) and (y) the amount that could be borrowed by us subject to a total leverage ratio not to exceed 7.0 to 1.0 (calculated on a pro forma basis) and a secured leverage ratio not to exceed 5.0 to 1.0 (calculated on a pro forma basis); provided that proceeds of $217.5 million of such additional junior secured debt may be used for general corporate purposes but any additional proceeds of such junior secured debt may only be used for refinancing or deleveraging transactions, and to pay related fees and expenses; (ii) amends the change of control definition to permit holders of our senior notes, senior subordinated notes and notes issued under our Second Lien Indenture, and holders of term loans issued by our direct parent holding company, Travelport Holdings Limited (“Travelport Holdings Limited”) to acquire voting stock of Travelport Limited without triggering an event of default under the First Lien Credit Agreement, (iii) decreases the minimum liquidity covenant to $45 million starting on September 30, 2013, (iv) amends our total leverage ratio covenant by delaying step-downs in the total leverage ratio covenant by four quarters commencing with the quarter ending September 30, 2013, (v) increases the general basket for investments to $35 million, (vi) permits us to refinance the notes outstanding under the Second Lien Indenture which carry payment-in-kind interest (with cash payments of interest limited by the terms of the First Lien Credit Agreement) with new junior secured indebtedness that carries an interest rate payable in cash, (vii) permits us to pay up to $3 million (as a restricted payment or otherwise) of consent, amendment or other fees to holders of our senior subordinated notes and holders of term loans issued by Travelport Holdings Limited in connection with any amendments, modifications or consents to be obtained under our senior subordinated notes and Travelport Holdings Limited’s credit agreement, and (viii) effectuates various technical, conforming, and other changes in connection with the foregoing amendments.

The foregoing description of the First Lien Credit Agreement and the collateral documents do not purport to be complete and are qualified in their entirety by reference to the text of such documents, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 hereto and incorporated by reference herein.

1.5 Lien Credit Agreement

Pursuant to the terms of the intercreditor agreement between the administrative agent and the collateral agent party to the First Lien Credit Agreement and the administrative agent and collateral agent party to the 1.5 Lien Credit Agreement, additional guarantees and collateral were provided from subsidiaries previously excluded from the collateral and guarantee requirements under the 1.5 Lien Credit Agreement. Such guarantees and collateral are junior to the guarantees and collateral provided under the First Lien Credit Agreement.

The foregoing description of the collateral documents does not purport to be complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8 hereto and incorporated by reference herein.

Second Lien Indenture

Pursuant to the terms of the intercreditor agreement between the administrative agent and the collateral agent party to the 1.5 Lien Credit Agreement and the indenture trustee and collateral agent party to the Second Lien Indenture, additional guarantees and collateral were provided from subsidiaries previously excluded from the collateral and guarantee requirements under the Second Lien Indenture. Such guarantees and collateral are junior to the guarantees and collateral provided under the First Lien Credit Agreement and the 1.5 Lien Credit Agreement.

The foregoing description of the collateral documents does not purport to be complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibit 10.9, Exhibit 10.10 and Exhibit 10.11 hereto and incorporated by reference herein.

Senior Notes due 2014, Senior Notes due 2016 and Senior Subordinated Notes due 2016

In connection with the execution of the amended and restated First Lien Credit Agreement, two of our newly formed wholly owned subsidiaries, Travelport Finance Management LLC and Travelport Services LLC (together, the “New Guarantors”), executed supplemental indentures (the “New Supplemental Indentures”), dated December 11, 2012, among the New Guarantors and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York) to the indentures governing our (i) $123 million aggregate principal amount of senior dollar floating rate notes due 2014, €162 million ($210 million) aggregate principal amount of senior euro floating rate notes due 2014 and $443 million aggregate principal amount of 97/8% senior dollar fixed rate notes due 2014 (our “Senior Notes due 2014”), (ii) $250 million aggregate principal amount of 9% senior dollar fixed rate notes due 2016 (our “Senior Notes due 2016”) and (iii) $247 million aggregate principal amount of 117/8% senior subordinated dollar denominated notes due 2016 and €140 million ($181 million) aggregate principal amount of 107/ 8% senior subordinated euro denominated notes due 2016 (our “Senior Subordinated Notes due 2016”), whereby the New Guarantors have agreed to fully and unconditionally guarantee our respective obligations under such indentures.

The foregoing description of the New Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Supplemental Indenture No. 4 (with respect to the Senior Notes due 2014) dated December 11, 2012 among Travelport Finance Management LLC, Travelport Services LLC and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York).

4.2	Supplemental Indenture No. 1 (with respect to the Senior Notes due 2016) dated December 11, 2012 among Travelport Finance Management LLC, Travelport Services LLC and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York).

4.3	Supplemental Indenture No. 4 (with respect to the Senior Subordinated Notes due 2016) dated December 11, 2012 among Travelport Finance Management LLC, Travelport Services LLC and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York).

10.1	Fifth Amendment and Restatement Agreement, dated as of December 11, 2012, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., UBS AG, Stamford Branch, UBS Loan Finance LLC, and the other agents and other lenders party thereto.

10.2	Fifth Amended and Restated Credit Agreement dated as of August 23, 2006, as amended and restated on December 11, 2012, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., UBS AG, Stamford Branch, UBS Loan Finance LLC, and the other agents and other lenders party thereto.

10.3	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC, Travelport LLC, Travelport, Inc., Travelport, LP and UBS AG, Stamford Branch, as collateral agent, to the Amended and Restated Security Agreement, dated as of August 23, 2006, as amended and restated as of September 30, 2011, among Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and UBS AG, Stamford Branch, as collateral agent.

10.4	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and UBS AG, Stamford Branch, as administrative agent, to the Amended and Restated Guaranty, as amended and restated as of September 30, 2011, among Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and UBS AG, Stamford Branch, as administrative agent.

10.5	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC, Travelport LLC, Travelport, Inc., Travelport, LP and UBS AG, Stamford Branch, as collateral agent, to the Intellectual Property Security Agreement, dated as of August 23, 2006, among the Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and UBS AG, Stamford Branch, as collateral agent.

10.6	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Credit Suisse AG, as collateral agent, to the Security Agreement, dated as of May 8, 2006, among the Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Credit Suisse AG, as collateral agent.

10.7	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Credit Suisse AG, as administrative agent, to the Guaranty, dated as of May 8, 2006, among Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Credit Suisse AG, as administrative agent.

10.8	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC, Travelport LLC, Travelport, Inc., Travelport, LP and Credit Suisse AG, as collateral agent,. to the Intellectual Property Security Agreement, dated as of May 8, 2006, among the Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and Credit Suisse AG, as collateral agent.

10.9	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Wells Fargo Bank, National Association, as collateral agent, to the Second Lien Security Agreement, dated as of September 30, 2011, among the Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent.

10.10	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Wells Fargo Bank, National Association, as collateral agent, to the Second Lien Guaranty, dated as of September 30, 2011, among Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent.

10.11	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Wells Fargo Bank, National Association, as collateral agent, to the Second Lien Intellectual Property Security Agreement, dated as of September 30, 2011, among the Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas
Senior Vice President, Legal and Assistant Secretary

Date: December 12, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

4.1	Supplemental Indenture No. 4 (with respect to the Senior Notes due 2014) dated December 11, 2012 among Travelport Finance Management LLC, Travelport Services LLC and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York).

4.2	Supplemental Indenture No. 1 (with respect to the Senior Notes due 2016) dated December 11, 2012 among Travelport Finance Management LLC, Travelport Services LLC and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York).

4.3	Supplemental Indenture No. 4 (with respect to the Senior Subordinated Notes due 2016) dated December 11, 2012 among Travelport Finance Management LLC, Travelport Services LLC and Computershare Trust Company, N.A. (as successor of The Bank of Nova Scotia Trust Company of New York).

10.1	Fifth Amendment and Restatement Agreement, dated as of December 11, 2012, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., UBS AG, Stamford Branch, UBS Loan Finance LLC, and the other agents and other lenders party thereto.

10.2	Fifth Amended and Restated Credit Agreement dated as of August 23, 2006, as amended and restated on December 11, 2012, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., UBS AG, Stamford Branch, UBS Loan Finance LLC, and the other agents and other lenders party thereto.

10.3	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC, Travelport LLC, Travelport, Inc., Travelport, LP and UBS AG, Stamford Branch, as collateral agent, to the Amended and Restated Security Agreement, dated as of August 23, 2006, as amended and restated as of September 30, 2011, among Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and UBS AG, Stamford Branch, as collateral agent.

10.4	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and UBS AG, Stamford Branch, as administrative agent, to the Amended and Restated Guaranty, as amended and restated as of September 30, 2011, among Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and UBS AG, Stamford Branch, as administrative agent.

10.5	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC, Travelport LLC, Travelport, Inc., Travelport, LP and UBS AG, Stamford Branch, as collateral agent, to the Intellectual Property Security Agreement, dated as of August 23, 2006, among the Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and UBS AG, Stamford Branch, as collateral agent.

10.6	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Credit Suisse AG, as collateral agent, to the Security Agreement, dated as of May 8, 2006, among the Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Credit Suisse AG, as collateral agent.

10.7	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Credit Suisse AG, as administrative agent, to the Guaranty, dated as of May 8, 2006, among Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Credit Suisse AG, as administrative agent.

10.8	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC, Travelport LLC, Travelport, Inc., Travelport, LP and Credit Suisse AG, as collateral agent,. to the Intellectual Property Security Agreement, dated as of May 8, 2006, among the Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and Credit Suisse AG, as collateral agent.

10.9	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Wells Fargo Bank, National Association, as collateral agent, to the Second Lien Security Agreement, dated as of September 30, 2011, among the Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent.

10.10	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Wells Fargo Bank, National Association, as collateral agent, to the Second Lien Guaranty, dated as of September 30, 2011, among Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à.r.l., the other subsidiaries of Travelport Limited from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent.

10.11	Supplement No. 1, dated as of December 11, 2012, among Galileo International Technology, LLC, Galileo Asia, LLC, Galileo Latin America, LLC, Travelport Investor LLC, Travelport Finance Management LLC, Travelport Services LLC and Wells Fargo Bank, National Association, as collateral agent, to the Second Lien Intellectual Property Security Agreement, dated as of September 30, 2011, among the Travelport LLC, Travelport Limited, Waltonville Limited, the other subsidiaries of Travelport Limited from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent.